                                                                    Exhibit 10.2

                             UNCONDITIONAL GUARANTY

         This continuing  Unconditional Guaranty ("Guaranty") is entered into as
of  March  8,  2006,  by  GlobalOptions   Group,   Inc.,  a  Nevada  corporation
("Guarantor") in favor of Silicon Valley Bank ("Bank").

                                    RECITALS

                  A.  Bank  and  GlobalOptions,  Inc.,  a  Delaware  corporation
("Borrower"), have entered into a certain Amended and Restated Loan and Security
Agreement , dated  February  3, 2006 (as may be further  amended,  restated,  or otherwise  modified from time to time, the "Loan  Agreement")  pursuant to which
Bank has  agreed  to make  certain  advances  of  money  and to  extend  certain financial accommodations to Borrower (collectively, the "Loans"), subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                  B. In consideration of the agreement of Bank to make the Loans to Borrower under the Loan Agreement,  Guarantor is willing to guaranty the full payment and  performance  by Borrower of all of its  obligations  thereunder and under the other Loan Documents, all as further set forth herein.

                  C.  Guarantor  owns 100% of the  outstanding  capital stock of
Borrower and will obtain  substantial direct and indirect benefit from the Loans made by Bank to Borrower under the Loan Agreement.

         NOW,  THEREFORE,  to induce Bank to enter into the Loan Agreement,  and for other good and valuable consideration, the receipt and adequacy of which are hereby  acknowledged,  and  intending  to be  legally  bound,  Guarantor  hereby represents, warrants, covenants and agrees as follows:

         Section 1. GUARANTY.

         1.1  Unconditional   Guaranty  of  Payment.  In  consideration  of  the
foregoing,   Guarantor  hereby   irrevocably,   absolutely  and  unconditionally
guarantees  to Bank the prompt and  complete  payment and  performance  when due
(whether at stated  maturity,  by acceleration or otherwise) of all Obligations.
Guarantor  agrees that it shall execute such other  documents or agreements  and take such action as Bank shall reasonably request to effect the purposes of this
Guaranty.

         1.2  Separate   Obligations.   These  obligations  are  independent  of
Borrower's  obligations and separate  actions may be brought  against  Guarantor
(whether action is brought against Borrower or whether Borrower is joined in the action).

         1.3 Grant of Security  Interest.  As security for the  liabilities  and obligations of Guarantor hereunder, Bank is hereby granted a continuing security interest in all presently existing and later acquired property of Guarantor more fully described and set forth in the Security  Agreement  executed  between Bank and Guarantor of even date herewith (the "Security Agreement").

         Section 2. REPRESENTATIONS AND WARRANTIES.

                  Guarantor hereby represents and warrants that:

                           (a) Guarantor (i) is a  corporation  duly  organized,
validly  existing  and in good  standing  under the laws of the State of Nevada;
(ii)  is  duly  qualified  to do  business  and is in  good  standing  in  every jurisdiction  where the nature of its  business  requires it to be so  qualified
(except where the failure to so qualify would not have a material adverse effect on Guarantor's condition,  financial or otherwise,  or on Guarantor's ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guaranty and each Loan  Document  executed and delivered by Guarantor  pursuant to the Loan  Agreement or this Guaranty and to perform its obligations thereunder and hereunder.

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                           (b)  The  execution,   delivery  and  performance  by
Guarantor of this Guaranty (i) are within  Guarantor's powers and have been duly authorized by all necessary action;  (ii) do not contravene  Guarantor's charter documents  or any law or any  contractual  restriction  binding on or  affecting
Guarantor or by which Guarantor's property may be affected; (iii) do not require any  authorization  or approval  or other  action by, or any notice to or filing with,  any  governmental  authority  or any other  Person  under any  indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of Guarantor, other than the Lien created pursuant to the Security Agreement.

                           (c) This  Guaranty is a valid and binding  obligation
of Guarantor, enforceable against Guarantor in accordance with its terms, except as the  enforceability  thereof  may be subject  to or  limited  by  bankruptcy, insolvency,  reorganization,  arrangement,  moratorium  or  other  similar  laws relating to or affecting the rights of creditors generally.

                           (d) There is no action, suit or proceeding  affecting
Guarantor  pending or threatened before any court,  arbitrator,  or governmental authority,  domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.

                           (e) Guarantor's obligations hereunder are not subject
to any offset or defense against Bank or Borrower of any kind.

                           (f) To ensure the legality, validity,  enforceability
or admissability  into evidence of this Guaranty in each of the jurisdictions in which  Guarantor is  incorporated  or organized  and any  jurisdiction  in which
Guarantor conducts business, it is not necessary that (i) this Guaranty be filed or recorded  with any court or other  authority in such  jurisdiction,  (ii) any other filings, notices,  authorizations,  approvals be obtained or other actions taken,  or (iii) any stamp or  similar  tax be paid on or with  respect  to this
Guaranty, or, if any of the foregoing actions are necessary, they have been duly taken.

                           (g)  Neither  Guarantor  nor  its  property  has  any
immunity  from  jurisdiction  of any  court or from any legal  process  (whether through service or notice,  attachment  prior to judgment,  attachment in aid of execution, execution or otherwise) under applicable law.

                           (h) The incurrence of Guarantor's  obligations  under
this Guaranty  will not cause  Guarantor to (i) become  insolvent;  (ii) be left with  unreasonably  small  capital  for any  business  or  transaction  in which
Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

                           (i) Guarantor covenants,  warrants, and represents to
Bank that all representations and warranties contained in this Guaranty shall be true at the time of Guarantor's  execution of this Guaranty,  and shall continue to be true so long as this  Guaranty  remains  in  effect.  Guarantor  expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guaranty shall be deemed material.

         Section 3. GENERAL WAIVERS. Guarantor waives:

                           (a) Any right to require Bank to (i) proceed  against
Borrower or any other  person;  (ii) proceed  against or exhaust any security or
(iii)  pursue any other  remedy.  Bank may exercise or not exercise any right or remedy it has against  Borrower or any security it holds (including the right to foreclose  by  judicial  or  nonjudicial  sale)  without  affecting  Guarantor's liability hereunder.

                           (b) Any defenses from  disability or other defense of
Borrower or from the cessation of Borrowers liabilities.

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                           (c) Any setoff, defense or counterclaim against Bank.

                           (d) Any defense from the absence,  impairment or loss
of any  right of  reimbursement  or  subrogation  or any  other  rights  against
Borrower.  Until Borrower's obligations to Bank have been paid, Guarantor has no right of subrogation or reimbursement or other rights against Borrower.

                           (e) Any right to  enforce  any  remedy  that Bank has
against Borrower.

                           (f) Any rights to participate in any security held by
Bank.

                           (g)  Any   demands   for   performance,   notices  of
nonperformance  or of new or  additional  indebtedness  incurred  by Borrower to
Bank.  Guarantor  is  responsible  for  being and  keeping  itself  informed  of
Borrower's financial condition.

                           (h) The  benefit of any act or omission by Bank which
directly or indirectly  results in or aids the discharge of Borrower from any of the Obligations by operation of law or otherwise.

                           (i) The benefit of California Civil Code Section 2815
permitting  the  revocation of this Guaranty as to future  transactions  and the benefit of California  Civil Code Sections 2809,  2810,  2819, 2839, 2845, 2848,
2849, 2850, 2899 and 1432 with respect to certain suretyship defenses.

         Section 4.  REINSTATEMENT.  Notwithstanding  any  provision of the Loan
Agreement  to the  contrary,  the  liability  of  Guarantor  hereunder  shall be reinstated  and  revived  and the  rights of Bank shall  continue  if and to the extent that for any reason any payment by or on behalf of  Guarantor or Borrower is rescinded or must be otherwise  restored by Bank,  whether as a result of any proceedings  in bankruptcy or  reorganization  or otherwise,  all as though such amount had not been paid. The  determination as to whether any such payment must be rescinded or restored shall be made by Bank in its sole discretion; PROVIDED,
HOWEVER,  that if Bank  chooses to  contest  any such  matter at the  request of
Guarantor,  Guarantor  agrees to indemnify and hold harmless Bank from all costs and expenses (including, without limitation, reasonable attorneys' fees) of such litigation.  To the extent any payment is  rescinded  or  restored,  Guarantor's obligations  hereunder  shall  be  revived  in full  force  and  effect  without reduction or discharge for that payment.

         Section  5. NO  WAIVER;  AMENDMENTS.  No failure on the part of Bank to exercise,  no delay in exercising  and no course of dealing with respect to, any right  hereunder  shall  operate  as a waiver  thereof;  nor shall any single or partial  exercise of any right hereunder  preclude any other or further exercise thereof or the exercise of any other right.  The  remedies  herein  provided are cumulative and not exclusive of any remedies  provided by law. This Guaranty may not be amended or modified  except by written  agreement  between  Guarantor and
Bank,  and no consent or waiver  hereunder  shall be valid unless in writing and signed by Bank.

         Section  6.  COMPROMISE  AND  SETTLEMENT.  No  compromise,  settlement, release, renewal,  extension,  indulgence,  change in, waiver or modification of any of the  Obligations  or the  release  or  discharge  of  Borrower  from  the performance of any of the Obligations shall release or discharge  Guarantor from this Guaranty or the performance of the obligations hereunder.

         Section 7. NOTICE. Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person or sent by  facsimile  transmission,  overnight  courier,  or  by  United  States  mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

         If to Guarantor:        GlobalOptions Group, Inc.
                                 75 Rockefeller Plaza, 27th Floor
                                 New York, New York  10019
                                 Attention:
                                            ---------------------------
                                 Fax:
                                      ---------------------

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         If to Bank:             Silicon Valley Bank
                                 8020 Towers Crescent Dr., Suite 475
                                 Vienna, VA  22180
                                 Attn: Megan Scheffel
                                 Fax:  703.356.7643

         or at such  other  address  as may be  substituted  by notice  given as herein provided. Every notice, demand, request, consent,  approval,  declaration or other  communication  hereunder  shall be deemed  to have been duly  given or served  on  the  date  on  which  personally  delivered  or  sent  by  facsimile transmission or three (3) Business Days after the same shall have been deposited in the United States mail.  If sent by overnight  courier  service,  the date of delivery  shall be deemed to be the next Business Day after  deposited with such service.

         Section 8. ENTIRE AGREEMENT. This Guaranty constitutes and contains the
entire   agreement  of  the  parties  and  supersedes  any  and  all  prior  and contemporaneous  agreements,  negotiations,  correspondence,  understandings and communications  between Guarantor and Bank, whether written or oral,  respecting the subject matter hereof.

         Section 9.  SEVERABILITY.  If any provision of this Guaranty is held to be unenforceable  under applicable law for any reason, it shall be adjusted,  if possible,  rather than voided in order to achieve  the intent of  Guarantor  and
Bank to the extent possible. In any event, all other provisions of this Guaranty shall be  deemed  valid  and  enforceable  to the  full  extent  possible  under applicable law.

         Section 10.  SUBORDINATION OF  INDEBTEDNESS.  Any indebtedness or other obligation of Borrower now or hereafter  held by or owing to Guarantor is hereby subordinated  in time and right of payment to all  obligations  of  Borrower  to
Bank, except as such indebtedness or other obligation is expressly  permitted to be paid  under the  Credit  Agreement;  and such  indebtedness  of  Borrower  to
Guarantor  is  assigned to Bank as security  for this  Guaranty,  and if Bank so requests  shall be  collected,  enforced  and received by Guarantor in trust for
Bank and to be paid over to Bank on account of the  Obligations  of  Borrower to
Bank, but without reducing or affecting in any manner the liability of Guarantor under  the  other  provisions  of this  Guaranty.  Any  notes  now or  hereafter evidencing  such  indebtedness  of Borrower to Guarantor  shall be marked with a legend  that the same are subject to this  Guaranty  and shall be  delivered  to
Bank.

         Section  11.  PAYMENT OF  EXPENSES.  Guarantor  shall pay,  promptly on demand,  all  Expenses  incurred  by Bank in  defending  and/or  enforcing  this
Guaranty.  For  purposes  hereof,  "Expenses"  shall  mean  costs  and  expenses
(including  reasonable fees and  disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all  disbursements of internal  counsel) for defending  and/or  enforcing this Guaranty  (including those  incurred in  connection  with  appeals or  proceedings  by or against any
Guarantor under the United States  Bankruptcy  Code, or any other  bankruptcy or
insolvency   law,   including   assignments   for  the  benefit  of   creditors,
compositions,  extensions  generally with its creditors,  or proceedings seeking reorganization, arrangement, or other relief).

         Section 12.  ASSIGNMENT;  GOVERNING LAW. This Guaranty shall be binding upon and  inure to the  benefit  of  Guarantor  and  Bank and  their  respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of
Bank,  which may be granted or  withheld  in Bank's  sole  discretion.  Any such purported  assignment by Guarantor without Bank's written consent shall be void.
This Guaranty  shall be governed by, and construed in accordance  with, the laws of the State of  California  without  regard  to  principles  thereof  regarding conflict of laws.

         Section 13. PERSONAL JURISDICTION.  GUARANTOR HEREBY IRREVOCABLY AGREES
THAT ANY LEGAL ACTION OR PROCEEDING  WITH RESPECT TO THIS GUARANTY OR ANY OF THE
AGREEMENTS,  DOCUMENTS OR  INSTRUMENTS  DELIVERED IN CONNECTION  HEREWITH MAY BE

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BROUGHT IN THE STATE AND FEDERAL  COURTS  LOCATED IN THE STATE OF  CALIFORNIA AS
BANK MAY ELECT (PROVIDED THAT GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE
COURTS  MAY  HAVE TO BE  HEARD  BY A  COURT  LOCATED  OUTSIDE  OF THE  STATE  OF
CALIFORNIA),  AND, BY  EXECUTION  AND  DELIVERY  HEREOF,  GUARANTOR  ACCEPTS AND
CONSENTS TO,  GENERALLY AND  UNCONDITIONALLY,  THE JURISDICTION OF THE AFORESAID
COURTS AND AGREES THAT SUCH  JURISDICTION  SHALL BE EXCLUSIVE,  UNLESS WAIVED BY
BANK IN WRITING,  WITH RESPECT TO ANY ACTION OR PROCEEDING  BROUGHT BY GUARANTOR
AGAINST BANK.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF BANK TO BRING PROCEEDINGS
AGAINST  GUARANTOR  IN THE COURTS OF ANY OTHER  JURISDICTION.  GUARANTOR  HEREBY
WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, ANY RIGHT TO STAY OR TO DISMISS ANY
ACTION  OR  PROCEEDING  BROUGHT  BEFORE  SAID  COURTS  ON THE BASIS OF FORUM NON
CONVENIENS.

         Section 14.  WAIVER OF JURY TRIAL.  EACH OF BANK AND  GUARANTOR  HEREBY
WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO
A TRIAL BY JURY WITH RESPECT TO ANY  LITIGATION  DIRECTLY OR INDIRECTLY  ARISING
OUT OF,  UNDER OR IN  CONNECTION  WITH THIS  GUARANTY.  EACH  PARTY  HERETO  (A)
CERTIFIES  THAT NO  REPRESENTATIVE,  AGENT OR  ATTORNEY  OF ANY OTHER  PARTY HAS
REPRESENTED,  EXPRESSLY  OR  OTHERWISE,  THAT SUCH OTHER PARTY WOULD NOT, IN THE
EVENT OF LITIGATION,  SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES
THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY
AND ANY RELATED INSTRUMENTS,  AS APPLICABLE,  BY, AMONG OTHER THINGS, THE MUTUAL
WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

                                           GUARANTOR:

                                           GLOBALOPTIONS GROUP, INC.

                                           By: /s/ Harvey W. Schiller, Ph.D.
                                               ---------------------------------

                                           Name: Harvey W. Schiller, Ph.D.
                                                 -------------------------------

                                           Title: Chairman and Chief Executive Officer
                                                  ------------------------------